UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2024

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CLEARFIELD, INC.

(Exact name of registrant as specified in its charter)

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Minnesota	000-16106	41-1347235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7050 Winnetka Avenue North, Suite 100

Brooklyn Park, Minnesota 55428

(Address of Principal Executive Offices) (Zip Code)

(763) 476-6866

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

      On November 7, 2024, Clearfield, Inc. (the “Company”) issued a press release announcing the results of its fourth quarter and fiscal year ended September 30, 2024. A copy of that press release is furnished hereto as Exhibit 99.1 and is hereby incorporated by reference. The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On November 5, 2024, the Board of Directors (the “Board”) of the Company appointed Ms. Catherine T. Kelly and Mr. Ademir Sarcevic to serve as directors of the Company, effective December 11, 2024. Ms. Kelly has been appointed to serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee, effective December 11, 2024. Mr. Sarcevic has been appointed to serve on the Board’s Audit Committee and Compensation Committee, effective December 11, 2024. In connection with their appointments, Ms. Kelly and Mr. Sarcevic will be receiving the standard director compensation as referenced in the Company’s Proxy Statement for the 2024 Annual Meeting of Shareholders.

     On November 1, 2024, the Compensation Committee of the Board approved discretionary cash bonuses to the Company’s named executive officers, who are Cheryl Beranek, President and Chief Executive Officer, Daniel R. Herzog, Chief Financial Officer, and John P. Hill, Chief Operating Officer. The Compensation Committee awarded the bonuses to the named executive officers in recognition of their significant efforts and contributions during fiscal 2024 in: (1) establishing and building the infrastructure necessary to produce the Company’s FieldShield® fiber optic cable in the U.S. to support customers that are, or will be, subject to the Build America, Buy America Act requirements of the Broadband Equity, Access, and Deployment (BEAD) Program over the next several years; and (2) establishing inventory management processes to utilize and significantly reduce the Company’s excess inventory to contribute to positive cashflow from operations and improve liquidity while existing customer excess inventory levels are worked down during the post-pandemic environment. The Compensation Committee believes these efforts and contributions will help position the Company for future growth as the industry recovers. The amounts of the cash bonuses are as follows: Ms. Beranek, $140,250; Mr. Herzog, $112,200; and Mr. Hill, $140,250.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 7, 2024
99.2	Press Release dated November 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

Date: November 7, 2024	By:	/s/ Cheryl Beranek
Cheryl Beranek
Chief Executive Officer